UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 27, 2006


                               VERINT SYSTEMS INC.
               (Exact name of registrant as specified in charter)


          DELAWARE                       0-15502                 11-3200514
(State or Other Jurisdiction        (Commission File           (IRS Employer
      of Incorporation)                  Number)             Identification No.)


                330 SOUTH SERVICE ROAD, MELVILLE, NEW YORK 11747
               (Address of Principal Executive Offices) (Zip Code)


                                 (631) 962-9600
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ]     Written communications pursuant to Rule 425 under the Securities
              Act (17 CFR 230.425)

       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01  COMPLETION OF ACQUISITION OF ASSETS.

         Verint Systems Inc. ("Verint") is presently unable to file the financial information required by Form 8-K in connection with its January 9, 2006 acquisition of MultiVision Intelligence Surveillance Limited's networked video security business (the "MultiVision Financial Information") as a consequence of the review by Comverse Technology, Inc. ("Comverse"), the 57% stockholder of Verint, of matters relating to grants of Comverse stock options and the potential impact of such review on Verint's financial statements. As disclosed in Verint's Current Report on Form 8-K filed on March 14, 2006, prior to May 2002, Verint was a wholly-owned subsidiary of Comverse and, as a result, during this period certain Verint employees received options to purchase Comverse common stock. The outcome of Comverse's review may require Verint to record charges for Comverse stock options granted to Verint employees when Verint was wholly-owned by Comverse. Verint intends to file the MultiVision Financial Information as soon as practicable after the determination of whether any restatement of its historical financial statements is required as a result of Comverse's review of matters relating to the grant of Comverse stock options.

Note: Certain statements in this Current Report on Form 8-K concerning Verint's results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important risks, uncertainties and other important factors that could cause actual results to differ materially include, among others: potential impact on Verint's financial results as a result of Comverse's creation of a special committee of the Board of Directors of Comverse to review matters relating to grants of Comverse stock options, including but not limited to, the accuracy of the stated dates of Comverse option grants and whether Comverse followed all of its proper corporate procedures and the results of the Comverse special committee's review; the effect of Verint's failure to timely file all required reports under the Securities Exchange Act of 1934, and the resultant potential delisting of Verint's common stock on NASDAQ; introducing quality products on a timely basis that satisfy customer requirements and achieve market acceptance; lengthy and variable sales cycles create difficulty in forecasting the timing of revenue; integrating the business and personnel of CM Insight; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; aggressive competition in all of Verint's markets, which creates pricing pressure; integrating the business and personnel of MultiVision, including implementation of adequate internal controls; managing our expansion in the Asia Pacific region; risks that Verint's intellectual property rights may not be adequate to protect its business or that others may claim that Verint infringes upon their intellectual property rights; risks associated with integrating the business and employees of Opus and RP Sicherheissysteme GMBH; risks associated with Verint's ability to retain existing personnel and recruit and retain qualified personnel in all geographies in which Verint operates; decline in information technology spending; changes in the demand for Verint's products; challenges in increasing gross margins; risks associated with changes in the competitive or regulatory environment in which Verint operates; dependence on government contracts; risks associated with continued funding by Government of Israel Office of Chief Scientist, including possible repayment of amounts owed; perception that Verint improperly handles sensitive or confidential information; inability to maintain relationships with value added resellers and systems integrators; difficulty of improving Verint's infrastructure in order to be able to continue to grow; risks associated with Comverse Technology, Inc. controlling Verint's business and affairs; and other risks described in filings with the Securities and Exchange Commission. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint's website at www.verint.com. Verint makes no commitment to revise or update any forward-looking statements.

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
ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

         The information contained under Item 2.01 is hereby incorporated by reference. On March 24, 2006, Verint notified NASDAQ that as a consequence of its present inability to file the financial information for the MultiVision acquisition, Verint may be in material noncompliance with NASDAQ Marketplace Rules 4310(c)(14) and 4310(c)(19).

ITEM 8.01  OTHER EVENTS.

         The information contained under Item 2.01 is hereby incorporated by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         The information contained under Item 2.01 is hereby incorporated by reference.


















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
                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VERINT SYSTEMS INC.

                                            By: /s/ Igal Nissim
                                                ------------------------------
                                            Name: Igal Nissim
                                            Title: Chief Financial Officer



                                            Dated: March 27, 2006































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